Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
Southern District of New York

In re: Fusion Connect, Inc. et al.	Case No.	19-11811 (SMB) (Jointly Administered)
Debtors	Judge:	Hon. Stuart M. Bernstein
	For the Period from:	October 1, 2019 to October 31, 2019

	Federal Tax I.D. #	58-2342021

DEBTORS' MONTHLY OPERATING REPORT SUMMARY

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached

Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Summary & Reconciliation (or copies of debtors' bank reconciliations)	MOR-1a	X
Bank Account Activity	MOR-1b	X
Copies of bank statements
Cash disbursements journals

Income Statement	MOR-2	X
Balance Sheet	MOR-3	X

Status of Post-petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts	MOR-4	X

Monthly Accounts Receivable Reconciliation and Aging	MOR-5	X
Summary of Officer & Insider Compensation, Personnel And Insurance	MOR-6	X

Schedule of Estate Professionals	MOR-7	X
Calculation of U.S. Trustee Quarterly Fee	MOR-8	X

Debtors Questionnaire	MOR-9	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Keith Soldan	11/20/19
Keith Soldan, Chief Financial Officer	Date

210 Interstate North Parkway, Suite 300, Atlanta, GA 30339
Debtors' Address

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------	X
:
In re	:	Chapter 11
:
FUSION CONNECT, INC., et al.,	:	Case No. 19-11811 (SMB)
:
Debtors.1	:	(Jointly Administered)
:
---------------------------------------------------------------	X

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS
REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On June 3, 2019 (the “Commencement Date”), Fusion Connect, Inc. and its U.S. subsidiaries, as debtors and debtors in possession (collectively, the “Debtors” or the “Company”), each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On June 3, 2019, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Bankruptcy Rule 1015(b) (ECF No. 21). On June 18, 2019, the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (the “Creditors’ Committee”) (ECF No. 98).

The Debtors are filing this consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

1
The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Fusion Connect, Inc. (2021); Fusion BCHI Acquisition LLC (7402); Fusion NBS Acquisition Corp. (4332); Fusion LLC (0994); Fusion MPHC Holding Corporation (3066); Fusion MPHC Group, Inc. (1529); Fusion Cloud Company LLC (5568); Fusion Cloud Services, LLC (3012); Fusion CB Holdings, Inc. (6526); Fusion Communications, LLC (8337); Fusion Telecom, LLC (0894); Fusion Texas Holdings, Inc. (2636); Fusion Telecom of Kansas, LLC (0075); Fusion Telecom of Oklahoma, LLC (3260); Fusion Telecom of Missouri, LLC (5329); Fusion Telecom of Texas Ltd., L.L.P. (8531); Bircan Holdings, LLC (2819); Fusion Management Services LLC (5597); and Fusion PM Holdings, Inc. (2478). The principal executive office of the Debtors is located at 210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339.

1.
Basis of Presentation. For financial reporting purposes, the Debtors generally prepare consolidated financial statements, which include financial information for the Debtors and certain non-debtor affiliates. The financial statements and information contained herein are unaudited and reflect the Debtors’ reasonable efforts to report certain financial information of each Debtor on a stand-alone, unconsolidated basis. The Debtors are maintaining their books and records in accordance with generally accepted accounting principles in the United States (“GAAP”) and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

2.
Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. The reporting period of this MOR is October 1, 2019 through October 31, 2019.

3.
Consolidated Entity Accounts Payable and Disbursement Systems. As described in the Cash Management Motion,2 the Debtors utilize an integrated, centralized cash management system in the ordinary course of business to collect, concentrate, and disburse funds generated by their operations (the “Cash Management System”). The Debtors maintain a consolidated accounts payable and disbursements system to pay operating and administrative expenses through various disbursement accounts.

In the ordinary course of business, the Debtors and certain non-debtor affiliates engage in intercompany transactions (the “Intercompany Transactions”), which result in intercompany receivables and payables (the “Intercompany Claims”). As set forth more fully in the Cash Management Motion, the primary Intercompany Transactions giving rise to Intercompany Claims are in connection with certain shared services, interest expense allocation, and operational support. Historically, Intercompany Claims are not settled by actual transfers of cash among the Debtors. Instead, the Debtors track all Intercompany Transactions in their accounting system, which concurrently are recorded on the applicable Debtor’s balance sheets. Because the Debtors generally track and report their financial information on a consolidated basis some errors may exist and adjustments in future reporting may be necessary.

2
The “Cash Management Motion” means the Motion of Debtors for (I) Authorization to (A) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (B) Implement Changes to the Cash Management System in the Ordinary Course of Business, (C) Continue Intercompany Transactions, (D) Provide Administrative Expense Priority for Postpetition Intercompany Claims, (E) Extend Time to Comply with, or Seek Waiver of, 11 U.S.C. § 345(b), and (II) Related Relief (ECF No. 4).

4.
Accuracy. Although the Debtors have made good faith reasonable efforts to file a complete and accurate MOR, inadvertent errors or omissions may exist. The Debtors reserve all rights to amend and/or supplement the Schedules and Statements as is necessary or appropriate. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.
Payment of Prepetition Claims Pursuant to First Day Orders. Following the Commencement Date, the Bankruptcy Court entered various orders (collectively, the “First Day Orders”) authorizing the Debtors to, among other things, pay certain prepetition: (a) service fees and charges assessed by the Debtors’ banks and debit and credit card companies; (b) insurance and surety bond obligations; (c) obligations to critical vendors; (d) customer program obligations; (e) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and independent contractor obligations); and (f) taxes and assessments. To the extent any adjustments are necessary for any payments made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such adjustments have been included in the MOR unless otherwise noted.

6.
Debtor in Possession Financing. Pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing, (B) Use Cash Collateral, (II) Granting Liens and Providing Superpriority Administrative Expense Status, (III) Granting Adequate Protection to the Prepetition Secured Parties, (IV) Modifying the Automatic Stay, and (V) Granting Related Relief (ECF No. 160) (the “Final DIP Order”), all principal amounts outstanding under the Debtors’ Prepetition Super Senior Credit Facility (as defined in the Final DIP Order) were refinanced dollar-for-dollar and discharged by the DIP Roll-Up Loans (as defined in the Final DIP Order), subject to customary challenge periods. The Final DIP Order provides for a superpriority term loan facility consisting of (i) new money term loans in the aggregate principal amount of $39.5 million (the “New Money Loans”) and (ii) “roll-up” term loans in an aggregate principal amount of up to $20.0 million representing the roll-up, on a dollar-for-dollar basis, of the aggregate outstanding principal amount of loans under that certain Super Senior Secured Credit Agreement, dated as of May 9, 2019. Twenty million dollars of the New Money loans were funded on June 7, 2019, with the remaining $19.5 million dollars funded on or about July 11, 2019.

7.
Liabilities Subject to Compromise. The Debtors have not finalized their analysis of liabilities that may be subject to compromise, and hereby expressly reserve all rights to reclassify, estimate, and/or change any amounts to denote such amounts as liabilities subject to compromise in the future.

8.
Debtors’ Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-1 – Schedule of Cash Receipts and Disbursements

Schedule of Receipts and Disbursements	19-11811	19-11814	19-11815	19-11828	19-11830
Debtor Entity ($USD Actual) (1), (2)	Fusion Connect, Inc.	Fusion Cloud Services, LLC	Fusion Communications, LLC	Fusion LLC	Fusion Cloud Company LLC	Current Period	Case-to-Date

Cash – Beginning of Month	$52,038,713	$16,415	$49,921	$3,953,088	$1,016,814	$57,074,951	$3,335,496

Sales Receipts	118,093	27,158,506	30,171	8,886,935	7,325,408	43,519,114	206,072,519
Other Receipts	4,263	-	-	-	-	4,263	249,403

Total Receipts	122,356	27,158,506	30,171	8,886,935	7,325,408	43,523,377	206,321,923

Total Funds Available for Operations	$52,161,070	$27,174,922	$80,092	$12,840,023	$8,342,222	$100,598,328	$209,657,419

Payroll & Labor Related	(6,611,215)	–	–	–	–	(6,611,215)	(27,670,366)
Payroll Taxes	(1,967,315)	–	–	–	–	(1,967,315)	(7,591,809)
Sales, Use & Other Taxes	(4,154,203)	–	–	–	–	(4,154,203)	(18,466,185)
Telco	(24,707,243)	–	–	(54,436)	(1,985,437)	(26,747,116)	(95,682,253)
OTM	(3,069,896)	–	–	–	–	(3,069,896)	(13,531,096)
Rent	(518,841)	–	–	–	–	(518,841)	(4,720,419)
Capital Lease	(230,058)	–	–	–	–	(230,058)	(1,216,318)
Information Technology	(1,654,904)	–	–	–	–	(1,654,904)	(4,379,407)
CC Payments & Fees	–	(2,499)	(25)	(39,859)	(39,943)	(82,326)	(1,105,274)
Ordinary Course Professionals	(361,103)	–	–	–	–	(361,103)	(884,266)
General & Administrative	(598,657)	(40,897)	(2,268)	(2,144)	(1,571)	(645,538)	(2,908,871)

Total Operating Disbursements	(43,873,433)	(43,397)	(2,293)	(96,439)	(2,026,951)	(46,042,513)	(178,156,265)

Total Operating Change	8,287,636	27,131,525	77,798	12,743,585	6,315,270	54,555,815	31,501,155

Restructuring Professional Fees	(2,588,644)	–	–	–	–	(2,588,644)	(11,358,872)
Interest and Fees	(597,153)	–	–	–	–	(597,153)	(2,537,176)
DIP Fees	–	–	–	–	–	–	(1,975,000)
Critical Vendor / 503(b)(9)	–	–	–	–	–	–	(3,271,641)

Total Non-Operating & Restructuring Disbursements	(3,185,797)	–	–	–	–	(3,185,797)	(19,142,688)

Total Disbursements	$(47,059,231)	$(43,397)	$(2,293)	$(96,439)	$(2,026,951)	$(49,228,310)	$(197,298,953)

Intercompany	41,472,310	(27,103,009)	(58,878)	(8,441,098)	(5,869,325)	–	–
Revolver Borrowing/(Repayment)	–	–	–	–	–	–	39,500,000
Customer Deposits Returned	–	(26,726)	–	(10,897)	(42,825)	(80,447)	(422,954)
US Trustee Fees	–	–	–	–	–	–	(145,942)

Total Other Disbursements/Adjustments	41,472,310	(27,129,735)	(58,878)	(8,451,995)	(5,912,149)	(80,447)	38,931,104

Ending Balance	$46,574,149	$1,790	$18,920	$4,291,590	$403,121	$51,289,570	$51,289,570

(1) Debtor entities not included in the above schedule do not maintain bank accounts
(2) Schedule of receipts and disbursements includes Debtor entities and does not include cash or activity related to the Debtor's Canadian subsidiaries
(3) The Debtors’ prior Monthly Operating Report, filed on October 21, 2019, erroneously underreported critical vendor payments by approximately $83,000.
This has been updated in the critical vendor reporting provided to the United States Trustee on a weekly basis, as well as in this MOR.

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019
MOR-1a – Bank Summary & Reconciliation

Monthly Bank Summary

Company	Case #	Bank	Account #	Purpose of Account	Beginning Balance	Ending Balance	Change in Cash

Fusion Connect, Inc.	19-11811	East West Bank	8715	Not in use	$–	$–	$–
Fusion Connect, Inc.	19-11811	East West Bank	5634	Collections	3,194	–	(3,194)
Fusion Connect, Inc.	19-11811	Union Bank	0333	Concentration	14,510,520	9,049,149	(5,461,371)
Fusion Connect, Inc.	19-11811	Union Bank	0317	Disbursement	–	–	–
Fusion Connect, Inc.	19-11811	Union Bank	0325	Disbursement	–	–	–
Fusion Connect, Inc.	19-11811	Union Bank	0218	DDA	–	–	–
Fusion Connect, Inc.	19-11811	Union Bank	0655	DIP Account	37,525,000	37,525,000	–(1)
Fusion Cloud Services, LLC	19-11814	Bank of America	2842	Collections	16,415	1,790	(14,625)
Fusion Cloud Services, LLC	19-11814	PNC	1332	Collections	–	–	–
Fusion Cloud Services, LLC	19-11814	Union Bank	0309	Collections	–	–	–
Fusion Communications, LLC	19-11815	Bank of America	5370	Collections	–	–	–
Fusion Communications, LLC	19-11815	Bank of America	1912	Collections	30,668	4,526	(26,142)
Fusion Communications, LLC	19-11815	Bank of America	0808	Not in use	–	–	–
Fusion Communications, LLC	19-11815	Bank of America	2846	Collections	5,000	5,000	–
Fusion Communications, LLC	19-11815	Bank of America	3257	Not in use	5,000	–	(5,000)(2)
Fusion Communications, LLC	19-11815	US Bank	8587	Disbursement	185	534	349
Fusion Communications, LLC	19-11815	US Bank	6283	Collections	9,067	8,860	(207)
Fusion LLC	19-11828	East West Bank	5824	Disbursement	3,953,088	4,291,590	338,502
Fusion LLC	19-11828	Union Bank	0761	Collections	–	–	–
Fusion Cloud Company LLC	19-11830	East West Bank	1353	Concentration	200,516	47,261	(153,255)
Fusion Cloud Company LLC	19-11830	East West Bank	8201	Disbursement	816,298	355,861	(460,437)
Fusion Cloud Company LLC	19-11830	East West Bank	8277	Collections	–	–	–
Fusion Cloud Company LLC	19-11830	East West Bank	3995	Not in use	–	–	–
Fusion Cloud Company LLC	19-11830	Union Bank	0663	Collections	–	–	–

Total					$57,074,951	$51,289,570	$(5,785,381)

(1) Ending cash balance includes $19.5mm of restricted cash
(2) Bank Account closed 10/11/2019

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019
MOR-1a – Bank Summary & Reconciliation

Monthly Bank Summary

Company	Case #	Bank	Account #	Purpose of Account	Bank Balance	Book Balance	Variance (1)	Reconciled

Fusion Connect, Inc.	19-11811	East West Bank	8715	Not in use	$–	$–	$–	Yes
Fusion Connect, Inc.	19-11811	East West Bank	5634	Collections	–	–	–	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0333	Concentration	9,049,149	9,049,149	–	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0317	Disbursement	–	(33,471)	(33,471)	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0325	Disbursement	–	(1,204,093)	(1,204,093)	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0218	DDA	–	–	–	Yes
Fusion Connect, Inc.	19-11811	Union Bank	0655	DIP Account	37,525,000	37,525,000	–	Yes
Fusion Cloud Services, LLC	19-11814	Bank of America	2842	Collections	1,790	1,790	–	Yes
Fusion Cloud Services, LLC	19-11814	PNC	1332	Collections	–	–	–	Yes
Fusion Cloud Services, LLC	19-11814	Union Bank	0309	Collections	–	(7,062)	(7,062)	Yes
Fusion Communications, LLC	19-11815	Bank of America	5370	Collections	–	–	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	1912	Collections	4,526	4,526	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	0808	Not in use	–	–	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	2846	Collections	5,000	5,000	–	Yes
Fusion Communications, LLC	19-11815	Bank of America	3257	Not in use	–	–	–	Yes(2)
Fusion Communications, LLC	19-11815	US Bank	8587	Disbursement	534	534	–	Yes
Fusion Communications, LLC	19-11815	US Bank	6283	Collections	8,860	8,860	–	Yes
Fusion LLC	19-11828	East West Bank	5824	Disbursement	4,291,590	4,291,402	(187)	Yes
Fusion LLC	19-11828	Union Bank	0761	Collections	–	–	–	Yes
Fusion Cloud Company LLC	19-11830	East West Bank	1353	Concentration	47,261	47,261	–	Yes
Fusion Cloud Company LLC	19-11830	East West Bank	8201	Disbursement	355,861	346,460	(9,400)	Yes
Fusion Cloud Company LLC	19-11830	East West Bank	8277	Collections	–	–	–	Yes
Fusion Cloud Company LLC	19-11830	East West Bank	3995	Not in use	–	–	–	Yes
Fusion Cloud Company LLC	19-11830	Union Bank	0663	Collections	–	–	–	Yes

Total					$51,289,570	$50,035,356	$(1,254,214)

(1) Differences between bank balances and ledger balances are due to activity such as (i) outstanding checks not yet funded as of period-end, and (ii) ledger deposits-in-transit as of period-end
(2) Bank Account closed 10/11/2019

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

	MOR-1b – Bank Account Activity

	19-11811	19-11811	19-11811	19-11811	19-11811	19-11811	19-11811
Account #	8715	5634	0333	0317	0325	0218	0655
Bank	East West Bank	East West Bank	Union Bank	Union Bank	Union Bank	Union Bank	Union Bank
Debtor Entity ($USD Actual) (1), (2)	Fusion Connect, Inc.	Fusion Connect, Inc.	Fusion Connect, Inc.	Fusion Connect, Inc.	Fusion Connect, Inc.	Fusion Connect, Inc.	Fusion Connect, Inc.

Cash – Beginning of Month	$–	$3,194	$14,510,520	$–	$–	$–	$37,525,000

Sales Receipts	–	–	–	3,658	114,436	–	–
Other Receipts	–	–	–	–	4,263	–	–

Total Receipts	–	–	–	3,658	118,699	–	–

Total Funds Available for Operations	$–	$3,194	$14,510,520	$3,658	$118,699	$–	$37,525,000

Payroll & Labor Related	–	–	–	(4,827,146)	(1,784,068)	–	–
Payroll Taxes	–	–	–	(1,842,638)	(124,677)	–	–
Sales, Use & Other Taxes	–	–	–	–	(4,154,203)	–	–
Telco	–	–	–	–	(24,707,243)	–	–
OTM	–	–	–	–	(3,069,896)	–	–
Rent	–	–	–	–	(518,841)	–	–
Capital Lease	–	–	–	–	(230,058)	–	–
Information Technology	–	–	–	–	(1,654,904)	–	–
CC Payments & Fees	–	–	–	–	–	–	–
Ordinary Course Professionals	–	–	–	–	(361,103)	–	–
General & Administrative	–	(8,131)	–	–	(590,526)	–	–

Total Operating Disbursements	–	(8,131)	–	(6,669,785)	(37,195,518)	–	–

Total Operating Change	–	(4,937)	14,510,520	(6,666,127)	(37,076,819)	–	37,525,000

Restructuring Professional Fees	–	–	–	–	(2,588,644)	–	–
Interest and Fees	–	–	–	–	(597,153)	–	–
DIP Fees	–	–	–	–	–	–	–
Critical Vendor / 503(b)(9)	–	–	–	–	–	–	–

Total Non-Operating & Restructuring Disbursements	–	–	–	–	(3,185,797)	–	–

Total Disbursements	$-	$(8,131)	$-	$(6,669,785)	$(40,381,315)	$-	$-

Intercompany	–	4,937	(5,461,371)	6,666,127	40,262,616	–	–
Revolver Borrowing/(Repayment)	–	–	–	–	–	–	–
Customer Deposits Returned	–	–	–	–	–	–	–
US Trustee Fees	–	–	–	–	–	–	–

Total Other Disbursements/Adjustments	-	4,937	(5,461,371)	6,666,127	40,262,616	-	-

Ending Balance	$-	$-	$9,049,149	$-	$-	$-	$37,525,000

(1) Debtor entities not included in the above do not maintain bank accounts
(2) Schedule of receipts and disbursements includes Debtor entities and does not include activity related to the Debtor's Canadian subsidiaries
(3) The Debtors’ prior Monthly Operating Report filed on October 21, 2019, erroneously underreported critical vendor payments by approximately $83,000. This has been updated in the critical vendor reporting provided to the United States Trustee on a weekly basis, as well as in this MOR.

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

	MOR-1b – Bank Account Activity

	19-11814	19-11814	19-11814	19-11815	19-11815	19-11815	19-11815
Account #	2842	1332	0309	5370	1912	0808	2846
Bank	Bank of America	PNC	Union Bank	Bank of America	Bank of America	Bank of America	Bank of America
Debtor Entity ($USD Actual) (1), (2)	Fusion Cloud Services, LLC	Fusion Cloud Services, LLC	Fusion Cloud Services, LLC	Fusion Communications, LLC	Fusion Communications, LLC	Fusion Communications, LLC	Fusion Communications, LLC

Cash – Beginning of Month	$16,415	$–	$–	$–	$30,668	$–	$5,000

Sales Receipts	38,047	–	27,120,459	27,409	1,970	–	–
Other Receipts	–	–	–	–	–	–	–

Total Receipts	38,047	–	27,120,459	27,409	1,970	–	–

Total Funds Available for Operations	$54,463	$–	$27,120,459	$27,409	$32,638	$–	$5,000

Payroll & Labor Related	–	–	–	–	–	–	–
Payroll Taxes	–	–	–	–	–	–	–
Sales, Use & Other Taxes	–	–	–	–	–	–	–
Telco	–	–	–	–	–	–	–
OTM	–	–	–	–	–	–	–
Rent	–	–	–	–	–	–	–
Capital Lease	–	–	–	–	–	–	–
Information Technology	–	–	–	–	–	–	–
CC Payments & Fees	–	–	(2,499)	–	–	(25)	–
Ordinary Course Professionals	–	–	–	–	–	–	–
General & Administrative	(672)	–	(40,225)	–	(1,556)	(60)	–

Total Operating Disbursements	(672)	–	(42,724)	–	(1,556)	(85)	–

Total Operating Change	53,790	–	27,077,735	27,409	31,081	(85)	5,000

Restructuring Professional Fees	–	–	–	–	–	–	–
Interest and Fees	–	–	–	–	–	–	–
DIP Fees	–	–	–	–	–	–	–
Critical Vendor / 503(b)(9)	–	–	–	–	–	–	–

Total Non-Operating & Restructuring Disbursements	–	–	–	–	–	–	–

Total Disbursements	$(672)	$-	$(42,724)	$-	$(1,556)	$(85)	$-

Intercompany	(52,000)	–	(27,051,009)	(27,409)	(26,555)	85	–
Revolver Borrowing/(Repayment)	–	–	–	–	–	–	–
Customer Deposits Returned	–	–	(26,726)	–	–	–	–
US Trustee Fees	–	–	–	–	–	–	–

Total Other Disbursements/Adjustments	(52,000)	-	(27,077,735)	(27,409)	(26,555)	85	-

Ending Balance	$1,790	$-	$-	$-	$4,526	$-	$5,000

(1) Debtor entities not included in the above do not maintain bank accounts
(2) Schedule of receipts and disbursements includes Debtor entities and does not include activity related to the Debtor's Canadian subsidiaries
(3) The Debtors’ prior Monthly Operating Report filed on October 21, 2019, erroneously underreported critical vendor payments by approximately $83,000. This has been updated in the critical vendor reporting provided to the United States Trustee on a weekly basis, as well as in this MOR.

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

	MOR-1b – Bank Account Activity

	19-11815	19-11815	19-11815	19-11828	19-11828	19-11830	19-11830
Account #	3257	8587	6283	5824	0761	1353	8201
Bank	Bank of America	US Bank	US Bank	East West Bank	Union Bank	East West Bank	East West Bank
Debtor Entity ($USD Actual) (1), (2)	Fusion Communications, LLC	Fusion Communications, LLC	Fusion Communications, LLC	Fusion LLC	Fusion LLC	Fusion Cloud Company LLC	Fusion Cloud Company LLC

Cash – Beginning of Month	$5,000	$185	$9,067	$3,953,088	$–	$200,516	$816,298

Sales Receipts	–	–	793	4,408,772	4,478,163	–	–
Other Receipts	–	–	–	–	–	–	–

Total Receipts	–	–	793	4,408,772	4,478,163	–	–

Total Funds Available for Operations	$5,000	$185	$9,860	$8,361,860	$4,478,163	$200,516	$816,298

Payroll & Labor Related	–	–	–	–	–	–	–
Payroll Taxes	–	–	–	–	–	–	–
Sales, Use & Other Taxes	–	–	–	–	–	–	–
Telco	–	–	–	(54,436)	–	–	(1,985,437)
OTM	–	–	–	–	–	–	–
Rent	–	–	–	–	–	–	–
Capital Lease	–	–	–	–	–	–	–
Information Technology	–	–	–	–	–	–	–
CC Payments & Fees	(0)	–	–	–	(39,859)	–	–
Ordinary Course Professionals	–	–	–	–	–	–	–
General & Administrative	–	(651)	–	–	(2,144)	(1,316)	–

Total Operating Disbursements	(0)	(651)	–	(54,436)	(42,003)	(1,316)	(1,985,437)

Total Operating Change	5,000	(466)	9,860	8,307,424	4,436,160	199,200	(1,169,139)

Restructuring Professional Fees	–	–	–	–	–	–	–
Interest and Fees	–	–	–	–	–	–	–
DIP Fees	–	–	–	–	–	–	–
Critical Vendor / 503(b)(9)	–	–	–	–	–	–	–

Total Non-Operating & Restructuring Disbursements	–	–	–	–	–	–	–

Total Disbursements	$(0)	$(651)	$-	$(54,436)	$(42,003)	$(1,316)	$(1,985,437)

Intercompany	(5,000)	1,000	(1,000)	(4,004,937)	(4,436,160)	(151,939)	1,525,000
Revolver Borrowing/(Repayment)	–	–	–	–	–	–	–
Customer Deposits Returned	–	–	–	(10,897)	–	–	–
US Trustee Fees	–	–	–	–	–	–	–

Total Other Disbursements/Adjustments	(5,000)	1,000	(1,000)	(4,015,834)	(4,436,160)	(151,939)	1,525,000

Ending Balance	$-	$534	$8,860	$4,291,590	$-	$47,261	$355,861

(1) Debtor entities not included in the above do not maintain bank accounts
(2) Schedule of receipts and disbursements includes Debtor entities and does not include activity related to the Debtor's Canadian subsidiaries
(3) The Debtors’ prior Monthly Operating Report filed on October 21, 2019, erroneously underreported critical vendor payments by approximately $83,000. This has been updated in the critical vendor reporting provided to the United States Trustee on a weekly basis, as well as in this MOR.

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

	MOR-1b – Bank Account Activity

	19-11830	19-11830	19-11830
Account #	8277	3995	0663
Bank	East West Bank	East West Bank	Union Bank
Debtor Entity ($USD Actual) (1), (2)	Fusion Cloud Company LLC	Fusion Cloud Company LLC	Fusion Cloud Company LLC	Current Period	Case-to-Date

Cash – Beginning of Month	$–	$–	$–	$57,074,951	$3,335,496

Sales Receipts	73,316	–	7,252,092	43,519,114	206,072,519
Other Receipts	–	–	–	4,263	249,403

Total Receipts	73,316	–	7,252,092	43,523,377	206,321,923

Total Funds Available for Operations	$73,316	$–	$7,252,092	$100,598,328	$209,657,419

Payroll & Labor Related	–	–	–	(6,611,215)	(27,670,366)
Payroll Taxes	–	–	–	(1,967,315)	(7,591,809)
Sales, Use & Other Taxes	–	–	–	(4,154,203)	(18,466,185)
Telco	–	–	–	(26,747,116)	(95,682,253)
OTM	–	–	–	(3,069,896)	(13,531,096)
Rent	–	–	–	(518,841)	(4,720,419)
Capital Lease	–	–	–	(230,058)	(1,216,318)
Information Technology	–	–	–	(1,654,904)	(4,379,407)
CC Payments & Fees	–	–	(39,943)	(82,326)	(1,105,274)
Ordinary Course Professionals	–	–	–	(361,103)	(884,266)
General & Administrative	(255)	–	–	(645,538)	(2,908,871)

Total Operating Disbursements	(255)	–	(39,943)	(46,042,513)	(178,156,265)

Total Operating Change	73,061	–	7,212,149	54,555,815	31,501,155

Restructuring Professional Fees	–	–	–	(2,588,644)	(11,358,872)
Interest and Fees	–	–	–	(597,153)	(2,537,176)
DIP Fees	–	–	–	–	(1,975,000)
Critical Vendor / 503(b)(9)	–	–	–	–	(3,271,641)

Total Non-Operating & Restructuring Disbursements	–	–	–	(3,185,797)	(19,142,688)

Total Disbursements	$(255)	$-	$(39,943)	$(49,228,310)	$(197,298,953)

Intercompany	(73,061)	–	(7,169,325)	–	(0)
Revolver Borrowing/(Repayment)	–	–	–	–	39,500,000
Customer Deposits Returned	–	–	(42,825)	(80,447)	(422,954)
US Trustee Fees	–	–	–	–	(145,942)

Total Other Disbursements/Adjustments	(73,061)	-	(7,212,149)	(80,447)	38,931,104

Ending Balance	$-	$-	$-	$51,289,570	$51,289,570

(1) Debtor entities not included in the above do not maintain bank accounts
(2) Schedule of receipts and disbursements includes Debtor entities and does not include activity related to the Debtor's Canadian subsidiaries
(3) The Debtors’ prior Monthly Operating Report filed on October 21, 2019, erroneously underreported critical vendor payments by approximately $83,000. This has been updated in the critical vendor reporting provided to the United States Trustee on a weekly basis, as well as in this MOR.

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-2 – Income Statement

Income Statement
$USD Actual	Current Period

Revenue	$36,293,448
Cost of Revenue	18,508,202
Gross Profit	17,785,246
Gross Margin	49.0%

Operating costs:
Selling, General and Administrative	10,009,823
Share-based compensation expense	558,370
Non-recurring expense	7,613,005
Depreciation & amortization	3,904,394
Foreign currency (gain) loss	0
Total operating expenses	22,085,592

Operating income (loss)	(4,300,345)

Interest expense	(10,152,599)
Other income (expense)	63,994
Total other expense	(10,088,604)

Income (loss) before income taxes	(14,388,950)

Income tax benefit (expense)	(870,445)
Net income (loss) from continuing operations	(15,259,395)

Net Income (loss) from discontinued operations	–
Net income (loss)	$(15,259,395)

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-3 – Balance Sheet

Balance Sheet
$USD Actual	Current Period
Current Assets
Cash	$50,035,356
Other Cash & Equivalents	3,565,222
Accounts Receivable, Trade	32,912,987
Accounts Receivable, Other, Net of Allowance for Doubtful Accounts	10,165,014
Prepaid Expenses	12,592,661
Inventory, Net	3,489,748
Other Assets	6,378,149
Total Current Assets	119,139,138

NON-CURRENT ASSETS
Fixed Assets, Net	94,460,161
Goodwill	217,021,011
Intangible Assets, Net	145,545,050
Other Non-Current Other Assets	32,545,993
Total Non-Current Assets	489,572,214

Total Assets	$608,711,352

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
Accounts Payable	85,391,828
Accrued Telecommunications Costs	3,383,004
Deferred Customer Revenue	12,618,257
Other Accrued Liabilities	22,073,519
Current Portion of Operating Leases	3,018,802
Current Portion of Capital Leases	5,343,615
Current Portion of Long-Term Debt	756,908,676
Total Current Liabilities	888,737,702

Non-Current Liabilities
Non-Current Portion of Long-Term Debt	–
Non-Current Portion of Operating Leases	12,336,820
Non-Current Portion of Long-Term Capital Lease	7,859,159
Other Non-Current Liabilities	4,049,054
Total Non-Current Liabilities	24,245,033

Stockholders' Equity
Common Stock	846,403
Additional Paid-In Capital	150,658,966
Accumulated Distributions and Dividends	(129,370,069)
Accumulated Other Comprehensive Income	(476,079)
Accumulated Earnings	(325,930,603)
Total Stockholders' Equity	(304,271,382)

Total Liabilities and Stockholders' Equity	$608,711,352

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-4 – Monthly Tax Report & Post-Petition Obligations

$USD Actual
Post-Petition Taxes	Beginning Tax (1)	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax

Federal Withholding & FICA	$519,839	$1,638,779	$(2,158,618)	Weekly		$-
Unemployment	186	807	(993)	Quarterly		-

Total Federal Taxes	520,025	1,639,586	(2,159,611)			-

Withholding	92,319	290,582	(382,901)	Various		-
Sales & Use (2)	2,717,658	2,403,430	(2,485,920)	Monthly		2,635,168
Unemployment	-	-	-	Quarterly		-
Real Property	313,925	120,000	(11,065)	Various		422,860

Total State and Local	3,123,902	2,814,012	(2,879,886)			3,058,028

Total Taxes	$3,643,927	$4,453,598	$(5,039,497)			$3,058,028

Post-Petition Debts (3)	Current	0-30	31-60	61-90	Over 91	Total

Accounts Payable (4)	$9,435,773	$2,977,062	$973,833	$243,297	$113,967	$13,743,931
Wages Payable	2,455,946	-	-	-	-	2,455,946
Taxes Payable (5)	2,635,168	-	-	-	-	2,635,168
Rent/Leases-Building (6)	404,608	-	-	-	-	404,608
Rent/Leases-Equipment (6), (7)	513,111	-	-	-	-	513,111
Professional Fees	14,359,844	-	-	-	-	14,359,844
	-	-	-	-	-	-

Total Post-Petition Debts	$29,804,450	$2,977,062	$973,833	$243,297	$113,967	$34,112,608

Note - schedules above include only post-peition balances and activity
(1) The Company does not book accruals related to recurring payroll taxes
(2) Sales & Use taxes paid during the reporting period relate to post petition obligations
(3) Schedule of Post-Petition Debts includes obligations incurred in the post-petition period and is subject to ongoing review and analysis
(4) Does not include unprocessed invoices and subject to further validation
(5) Represents sales & use tax accrued in the post-petition period and payable on a monthly and/or quarterly basis
(6) Represents current portion (accrued and payable within 30 days) of long term operating and capital leases
(7) Reflects capital leases for equipment

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-5 – Monthly AR Reconciliation and Aging

Accounts Receivable Reconciliation

	Accounts Receivable	Comments

Beginning of Month Balance	$35,195,470
PLUS: Current New Billings	39,387,944	Current New Billings reflects only post-petition activity
MINUS: Collections During the Month	(40,764,705)	Trade AR Collections do not include amounts received from Lingo of $2.8mm in the reporting period
PLUS/MINUS: Adjustments or Write-offs	(905,722)	Adjustment related to goodwill credits, recurring revenue charges, refunds, etc.

End of Month Balance	$32,912,987

Accounts Receivable Aging Detail

	0-30 Days	31-60 days	61-90 days	Over 90 Days (3)	Total

Accounts Receivable, Trade	$17,931,184	$6,851,671	$2,076,704	$6,053,428	$32,912,987
Trade related Allowance for doubtful accounts (1), (2)	(186,465)	(229,265)	(1,055,261)	(4,466,122)	(5,937,114)

Net Accounts Receivable, Trade	$17,744,719	$6,622,406	$1,021,443	$1,587,306	$26,975,874

(1) Portion of the total allowance for doubtful accounts related to AR, Trade. Included on the balance sheet in "Accounts Receivable, Other, Net of Allowance for Doubtful Accounts"
(2) Included as a memo to present Net Accounts Receivable, Trade and the reserve of Over 90 Days
(3) Represents over 65,000 mostly inactive customers. Customer portion of billing has been fully reserved while related taxes have not been reserved

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-6 – Summary of Officer & Insider Compensation, Personnel and Insurance

	Amount Paid
Type of Payment	Current Period	Case-to-Date

Total Payroll and Benefits	$119,731	$748,234

(1) Represents payments made by the debtors to persons considered to be "insiders" under the Bankruptcy Code during the reporting period. The total is shown on a cash basis, reflecting the actual amounts received, net of any applicable taxes, withholdings or other deductions. The total includes regular payroll, benefits, and fees and expense reimbursements.

(2) Persons included as "insiders" have been included for informational purposes only. The Debtors do not concede or take any position with respect to (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an "insider" under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an "insider" in not an acknowledgment or concession that such party is an "insider" under applicable bankruptcy law.

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-6 – Summary of Officer & Insider Compensation, Personnel and Insurance

Confirmation of Insurance
List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.
For the first report, attach a copy of the declaration sheet for each type of insurance.
For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Policy Number	Coverage Type	Expiration Date	Comments

Argonaut Insurance Company	ML4209073-0	Primary D&O	06/30/20
RSUI Indemnity Company	NHS676653	D&O- 1st excess	06/30/20
Canopius Insurance Services	EXN CUAI0047-00	D&O- 2nd excess	06/30/20
Nationwide Mutual Insurance Company	XMF1803504	D&O- 3rd excess	06/30/20
AmTrust International Underwriters	EUC1001828 00	D&O- Side A DIC only	06/30/20
Hiscox, Inc.	UC22276639.18	Crime	06/30/20
Argonaut Insurance Company	ML 4209155-0	Fiduciary - Primary	06/30/20
Travelers Insurance	106936570	Fiduciary - Excess	06/30/20
Argonaut Insurance Company	ML 4209154-0	Employment Practices Liability	06/30/20
Chubb Group of Insurance Companies	8250-1110	Kidnap & Ransom	06/30/20
C.N.A. Insurance	6072940718	Property	06/30/20
Lloyd's of London	B0507XEQ3429018	Terrorism-Property	06/30/20
C.N.A. Insurance	6072590734	General Liability	06/30/20
C.N.A. Insurance	6072590748	Automobile	06/30/20
C.N.A. Insurance	WC 6 71914816	Workers Compensation (CA)	06/30/20
C.N.A. Insurance	WC 6 71960288	Workers Compensation (all other states)	06/30/20
C.N.A. Insurance	6072590779	Umbrella	06/30/20
C.N.A. Insurance	623428880	Foreign Policy	06/30/20
Axis Insurance Company	P00100003574701	Digital Risk	06/30/20
AIG / National Union Fire Insurance	GTP 9152007	Business Travel Accident	08/24/22

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date reinstated	Reason for Lapse

No policies lapsed in the reporting period

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-7 – Payments to Estate Professionals

$USD Actual		Current Period		Case-to-Date
Name	Date of Court Order Authorizing Payment	Amount Authorized (1)	Amount Paid	Total Paid

Weil, Gotshal & Manges LLP	n/a	$ 908,042	$ 908,042	$ 2,348,000
PJT Partners	n/a	–	–	–
FTI Consulting	n/a	–	–	1,508,996
Prime Clerk	n/a	380,843	380,843	1,815,138
PWC	n/a	–	–	351,756
Kelley Drye	n/a	136,806	136,806	825,430
Cooley LLP	n/a	242,116	242,116	941,890
AlixPartners, LLP	n/a	181,445	181,445	541,127

Total		$ 1,849,253	$ 1,849,253	$ 8,332,337

(1) “Amount Authorized” represents the amounts approved for payment pursuant to the order establishing procedures for interim compensation and reimbursement

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-8 – Calculation of U.S. Trustee Quarterly Fee

$USD Actual		Total Disbursements (1)		Quarter to Date (2)	Case-to-Date
Debtor Name	Case Number	Current Period	Quarter-to-Date	Calculated US Trustee Fees	US Trustee Fees Paid (3)

Fusion Connect, Inc.	19-11811	$47,059,231	$47,059,231	n/a	$139,117
Fusion Telecom of Texas Ltd., L.L.P.	19-11812	–	–	n/a	325
Fusion Communications, LLC	19-11815	2,293	2,293	n/a	325
Fusion PM Holdings, Inc.	19-11816	–	–	n/a	325
Fusion Management Services LLC	19-11817	–	–	n/a	325
Bircan Holdings, LLC	19-11818	–	–	n/a	325
Fusion Telecom of Missouri, LLC	19-11819	–	–	n/a	325
Fusion Telecom of Oklahoma, LLC	19-11820	–	–	n/a	325
Fusion Telecom of Kansas, LLC	19-11822	–	–	n/a	325
Fusion Texas Holdings, Inc.	19-11813	–	–	n/a	325
Fusion Telecom, LLC	19-11824	–	–	n/a	325
Fusion CB Holdings, Inc.	19-11825	–	–	n/a	325
Fusion Cloud Services, LLC	19-11814	43,397	43,397	n/a	975
Fusion BCHI Acquisition LLC	19-11827	–	–	n/a	325
Fusion LLC	19-11828	96,439	96,439	n/a	650
Fusion NBS Acquisition Corp.	19-11829	–	–	n/a	325
Fusion Cloud Company LLC	19-11830	2,026,951	2,026,951	n/a	325
Fusion MPHC Group, Inc.	19-11831	–	–	n/a	325
Fusion MPHC Holding Corporation	19-11832	–	–	n/a	325

Total		$49,228,310	$49,228,310	n/a	$145,942

(1) "Total Disbursements" as defined on MOR-1
(2) Calculated on a quarterly basis
(3) Does not include $374k that was paid in October ’19 but cleared the bank in November ’19

In re: Fusion Connect, Inc. et al.	Case No.: 19-11811 (SMB) (Jointly Administered)
Period from: October 1, 2019 to October 31, 2019

MOR-9 – Significant Developments During Reporting Period

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate; (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Is the Debtor delinquent in the timely filing of any postpetition tax returns?		X
4.	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5.	Is the Debtor delinquent in paying any insurance premium payment?		X
6.	Have any payments been made on prepetition liabilities this reporting period?	X (1)
7.	Are any postpetition receivables (accounts, notes or loans) due from related parties or affiliates?	X (2)
8.	Are any postpetition payroll taxes past due?		X
9.	Are any postpetition State or Federal income taxes past due?		X
10.	Are any postpetition real estate taxes past due?		X
11.	Are any other postpetition taxes past due?		X
12.	Have any prepetition taxes been paid during this reporting period?	X (1)
13.	Are any amounts owed to postpetition creditors delinquent?	X (3)
14.	Are any wage payments past due?		X
15.	Have any postpetition loans been received by the Debtor from any party?	X (4)
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18.	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(1) All disbursements related to pre-petition obligations have been deemed allowable per the approved orders
(2) The Company has postpetition receivables due from its non-controlled affiliate, Lingo
(3) Payment of some post-petition liabilities has been delayed due to system issues. The Company is working with its accounting software provider to bifurcate pre/post petition liabilities
(4) Please refer to Global Note #6